SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 26, 2017

 BANKFINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Maryland	0-51331	75-3199276
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

15W060 North Frontage Road, Burr Ridge, Illinois (Address of Principal Executive Offices)		60527
		(Zip Code)
Registrant’s telephone number, including area code: (800) 894-6900
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure
BankFinancial Corporation (the “Company”) will review second quarter 2017 results in a conference call and webcast for stockholders and analysts on Friday, July 28, 2017 at 9:30 a.m. Chicago, Illinois Time.
The conference call may be accessed by calling (844) 413-1780 using participant passcode 58611388. The conference call will be simultaneously webcast at www.bankfinancial.com, under Investor Relations.

Item 8.01.	Other Events
On July 26, 2017, the Company issued a press release announcing the filing of its Quarterly Report on Form 10-Q for the quarter ended June 30, 2017 and issued the Quarterly Financial and Statistical Supplement for the latest five quarters. The press release also reported earnings for the three and six months ended June 30, 2017. The press release and Quarterly Financial and Statistical Supplement are included as Exhibits 99.1 and 99.2 to this report.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit No.    Description
99.1    Press Release dated July 26, 2017
99.2    Quarterly Financial and Statistical Supplement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BANKFINANCIAL CORPORATION

Dated:	July 26, 2017	By:	/s/ F. Morgan Gasior
F. Morgan Gasior
Chairman of the Board, Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.    Description
99.1    Press Release dated July 26, 2017
99.2    Quarterly Financial and Statistical Supplement